SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2022

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

828 Main Street, Lynchburg, VA	24504
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code (434) 846-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

(a)On May 17, 2022, Bank of the James Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders for which the board of directors solicited proxies.

(b)As of March 22, 2022, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 4,740,657 shares of common stock outstanding and eligible to vote. 3,697,182 shares, or approximately 77.98% of the outstanding shares, were represented at the meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company voted on the following matters as described in the Company’s Proxy Statement dated April 7, 2022.

Proposal No. 1. The Company’s shareholders elected five (5) Group One directors to serve on the board of directors for a three-year term to expire at the Company’s 2025 annual meeting of shareholders, as set forth below:

Name	Group	Votes For	Withheld Votes	Broker Non-Votes
A. Douglas Dalton III	One	2,269,173	119,570	1,308,439
James F. Daly	One	1,869,680	519,063	1,308,439
Watt R. Foster, Jr.	One	1,757,138	631,605	1,308,439
Phillip C. Jamerson	One	2,141,021	247,722	1,308,439
Thomas W. Pettyjohn, Jr.	One	1,873,629	515,114	1,308,439

Proposal No. 2. The Company’s shareholders ratified the appointment of Yount, Hyde & Barbour, P.C., of Roanoke, Virginia, as the Company’s independent registered public accounting firm for the year ending December 31, 2022, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,689,519	7,663	-	-

Proposal No. 3. The Company’s shareholders approved the non-binding, advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,866,537	470,160	52,046	1,308,439

Proposal No. 4. The Company’s shareholders voted in favor of recommending that the Company hold a shareholder advisory vote on executive compensation every one year, as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,248,270	75,716	15,819	48,938	1,308,439

The voting results for each proposal are the final voting results.

(c)Not applicable.

(d)Not applicable

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2022

BANK OF THE JAMES FINANCIAL GROUP, INC.

By /s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

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